UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2023, Applied DNA Sciences, Inc. (the “Company”) entered into that certain Amended and Restated Lease Agreement with Long Island High Technology Incubator, Inc. (the “Landlord”) with respect to the Company’s office space consisting of 30,000 gross rentable square feet in the building known as LIHTI 2 located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Office Lease”). Also on February 24, 2023, the Company entered into that certain Amended and Restated Lease Agreement with the Landlord with respect to the Company’s laboratory space consisting of an aggregate of 2,500 gross rentable square feet located at 25 Health Sciences Drive, Stony Brook, New York 11790 (the “Laboratory Lease”).

The term of the Office Lease commenced on February 1, 2023 and expires on January 31, 2026, unless terminated prior to such expiration date as provided in the Office Lease. The term of the Laboratory Lease commenced on February 1, 2023 and expires on January 31, 2024, unless terminated prior to such expiration date as provided in the Laboratory Lease.

Under the Office Lease, beginning on February 1, 2023 and ending on January 31, 2024, the base rent will be $48,861.17 per month. Beginning on February 1, 2024, the base rent under the Office Lease shall be increased in February of each year by a percentage equal to the percentage change in the Consumer Price Index statistics published by the United States Bureau of Labor Statistics. Under the Laboratory Lease, beginning on February 1, 2023 and ending on January 31, 2024, the base rent will be $8,750 per month.

The foregoing descriptions of the Office Lease and the Laboratory Lease contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Office Lease and Laboratory Lease, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Office Lease and the Laboratory Lease in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K are incorporated by reference in their entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Lease Agreement, dated February 24, 2023, by and between Long Island High Technology Incubator, Inc. and Applied DNA Sciences, Inc. (Office Lease).
10.2	Amended and Restated Lease Agreement, dated February 24, 2023, by and between Long Island High Technology Incubator, Inc. and Applied DNA Sciences, Inc. (Laboratory Lease).
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward